                         MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

                Supplement dated August 16, 2007 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented July 9, 2007 and August 1,
                              2007 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP S&P 500 Index Portfolio, a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    The PRINCIPAL RISKS section of the MainStay VP S&P 500 Index Portfolio is revised to replace the last sentence of the first paragraph with the following:

      The Portfolio's ability to mirror the S&P 500(R) Index (the "Index") may be affected by, among other things, transaction costs, changes in either the makeup of the Index or number of shares outstanding for the component stocks of the Index, ability to obtain a security listed in the Index in the same percentage as maintained in the Index as a result of holdings of the Manager's affiliates, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.